United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             May 14, 2004
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

511 Fifth Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Item 5

OTHER EVENTS

Institutional Shareholder Services ("ISS") requested that Overseas Shipholding Group, Inc. ("OSG") provide ISS with additional information about fees that OSG paid to its independent auditors, Ernst & Young LLP ("E&Y"), for services rendered in 2003 as disclosed in its proxy statement for its 2004 Annual Meeting of Stockholders. ISS further requested that OSG publish this information either in a Form 8-K filing or in a press release. The following is the information that addresses the questions raised by ISS with respect to the 2003 fees paid to E&Y:

FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth supplemental information concerning fees billed by E&Y for services rendered to OSG for the fiscal year ended December 31, 2003:

Audit Fees	$431,300
Audit-Related Fees	40,944
Tax Fees - Preparation and Compliance	332,002
--------------
Total Audit, Audit-Related and Tax Preparation and Compliance Fees	$804,256
--------------
Other Non-audit Fees:
Tax Fees-Other	198,096
All Other Fees	--
--------------
Total-Other Fees	198,096
--------------
Total-Fees	$1,002,342
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: May 14, 2004	By: /s/Robert N. Cowen
Name: Robert N. Cowen Title: Senior Vice President, Chief Operating Officer and Secretary